UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): MAY 20, 2004

                                -----------------


                             DIGITAL RECORDERS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)




       NORTH CAROLINA                 1-13408                 56-1362926
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)


                5949 SHERRY LANE, SUITE 1050, DALLAS, TEXAS 75225
               (Address of Principal Executive Offices) (Zip Code)


  Registrant's Telephone Number, Including Area Code             (214) 378-8992

ITEM 9.  REGULATION FD DISCLOSURE

On May 20, 2004, Digital Recorders, Inc. (the "Company") announced in a press release that David L. Turney, the Company's Chairman, Chief Executive Officer and President, was interviewed by CEOcast.com on Wednesday, May 19, 2004. Mr. Turney's interview included commentary regarding the Company's served markets, its growth opportunities through geographic expansion by acquisition, its products and services, and the transit industry in general. Available on the Internet via www.ceocast.com, the interview may be accessed by free registration through close of business Wednesday, May 26, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE(S)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  DIGITAL RECORDERS, INC.



Date: May 20, 2004                By:    /s/ DAVID L. TURNEY
                                         ---------------------------------
                                         David L. Turney
                                         Chairman, Chief Executive
                                         Officer and President